UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

April 29, 2020

MACKENZIE REALTY CAPITAL INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-55006	45-4355424
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Davis Road, Suite 100 Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

(925) 631-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On or about April 29, 2020, MacKenzie Realty Capital, Inc., mailed a letter to stockholders accompanying the First Calendar Quarter 2020 dividend.

The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Letter to stockholders regarding 1st quarter 2020 dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: April 29, 2020	By:	/s/ Robert Dixon
Robert Dixon
President